SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2003

Speedway Motorsports, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13582	51-0363307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 Concord Parkway South
Concord, North Carolina	28027
(Address of principal executive offices)	(Zip Code)

704-455-3239

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)